SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 21, 2001

MANATRON, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-15264 (Commission File Number)	38-1983228 (IRS Employer Identification no.)

510 E. Milham Avenue Portage, Michigan (Address of principal executive offices)	49002 (Zip Code)

Registrant's telephone number,
including area code:  (616) 567-2900

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:

	99.1	Manatron, Inc. Press Release dated May 21, 2001.

Item 9.	Regulation FD Disclosure.

          On May 21, 2001, Manatron, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 21, 2001	MANATRON, INC. (Registrant)
By: /s/ Paul R. Sylvester
Paul R. Sylvester President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit Number	Document

99.1	Manatron, Inc. Press Release dated May 21, 2001.